UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2007

BMC SOFTWARE, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	001-16393	74-2126120
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 CITYWEST BLVD. HOUSTON, TEXAS	77042-2827
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 918-8800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 2.02. Results of Operations and Financial Condition

On February 8, 2007, BMC Software, Inc. (the “Company”) issued a press release announcing financial results for its fiscal third quarter ended December 31, 2006. A copy of the press release, dated as of February 8, 2007, is furnished as Exhibit 99 to this Current Report.

ITEM 9.01. Financial Statements and Exhibits

(c) The following exhibit is being furnished herewith:

99     News Release, dated February 8, 2007, of BMC Software, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2007

BMC SOFTWARE, INC.

By: /s/ CHRISTOPHER C. CHAFFIN
       Christopher C. Chaffin
       Sr. Legal Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99	News Release, dated February 8, 2007, of BMC Software, Inc.

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